UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 - October 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMM

Putnam Managed Municipal Income Trust

Annual report
10|31|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	18

Federal tax information	48

Shareholder meeting results	49

About the Trustees	50

Officers	52

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country. The bonds are backed by the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

Paul M. Drury, CFA

Municipal bonds were frequently in the news during the past 12 months. How would you describe the investment environment?

Although the end result for shareholders was positive, the past year was one of the more volatile periods for municipal bonds in recent memory, beginning in November 2010, when a number of factors combined to create significant headwinds for the market.

First, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over a period of several months in a second round of quantitative easing measures, known as “QE2,” designed in part to keep yields low and encourage investor risk taking. In theory, this move should have caused government bond yields to fall. But, in fact, the widely anticipated QE2 announcement had already been priced in, and investors responded by selling their positions in Treasuries. This sent yields higher and, in turn, pressured interest rates in the municipal bond market.

Second, as the end of 2010 approached, investor uncertainty grew over the possibility of pending tax-rate increases and the anticipated expiration of the Build America Bonds, or “BABs,” program, which for two years had played a key stabilizing role in the municipal bond market. This uncertainty, coupled with dire media coverage of state budget challenges and predictions of widespread defaults, led to a broad sell-off in municipal bonds as investors pulled money out of the asset class.

As 2011 progressed, however, the municipal bond market gained back a good deal of what it had lost in the fourth quarter of 2010. Widespread defaults did not materialize, and through October were in line with their historical average. States continued to face challenges in balancing their budgets, but by late in the period, all state legislatures that were slated to enact budgets had done so, including California, which passed its budget on time for the first time in years. Income tax receipts also generally began to

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

improve slightly versus last year. As investors ultimately realized that municipal credit conditions were not nearly as bleak as some feared, they re-entered the municipal market.

Against this backdrop, for the 12 months ended October 31, 2011, I am pleased to report that the fund modestly outpaced its benchmark and the average return of its Lipper peer group.

In August, Standard & Poor’s downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August 5 downgrade of U.S. sovereign debt, Standard & Poor’s [S&P] lowered its ratings from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers less than 1% of the $3 trillion municipal bond market. These securities all had links to the federal government, and, according to S&P, the affected issues fall into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. To date, state general obligation, or “G.O.,” bond ratings were unchanged; 13 states continue to hold AAA ratings from S&P. Nonetheless, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market. At Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

Credit qualities are shown as a percentage of portfolio value as of 10/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

What effect did recent policy debates have on the tax-exempt bond market?

It was an eventful period from a policy perspective. First, the popular BABs program expired. BABs are taxable municipal bonds that carried special tax credits and federal subsidies for the states and local governments that issued them, which resulted in substantial savings on borrowing costs. Despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

The anticipated expiration of the BABs program caused a spike in municipal bond supply at the end of 2010. To lock in the federal subsidy BABs offered, many states accelerated issuance originally slated for the first quarter of 2011 into the fourth quarter of 2010. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the unusually high issuance at the end of 2010 would continue in the tax-free market in 2011, undermining price stability. However, tax-free issuance year to date in 2011 has been even lower than expected, which has helped keep prices relatively stable.

More recently, the 12-member “super committee” — created through August’s debt ceiling legislation and tasked with reducing the deficit by at least $1.2 trillion — announced that it was unable to reach an agreement for a debt-reduction plan before its November 23, 2011 deadline. As a result, automatic, across-the-board cuts are slated to be implemented over the next 10 years, beginning in January 2013.

Top ten state allocations are shown as a percentage of the fund’s portfolio value as of 10/31/11. Investments in Puerto Rico represented 2.8% of portfolio value. Holdings will vary over time. State concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are inclusive of tender option bonds and exclusive of insured status and any interest accruals, and may differ from the summary information above.

Overall, this sequestration of funding is not necessarily a negative for municipal bonds, particularly given the recommendations that the super committee might have made. Some speculation arose that the committee, in an effort to raise revenue, would have recommended limiting the amount of municipal-bond interest that top income earners could exclude from their taxable income. This could have had the dual effect of reducing the demand for municipal bonds and increasing the costs to municipal issuers. Although such a move does not appear imminent, it is likely that a more wide-ranging debate over taxes will continue into the upcoming election year.

We should also point out that the failure of the super committee to come to an agreement has left a number of other issues unresolved, including the future of the annual “alternative minimum tax [AMT] patch,” which sets the income threshold associated with the AMT, and the fate of the Bush-era tax cuts. We believe these issues and others will be debated in Congress in 2012, and we will be closely monitoring these developments.

How did you position the portfolio during the fund’s fiscal year?

We continued to position the portfolio to benefit from improving fundamentals in the municipal bond market. While we felt that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we continued to limit the fund’s exposure to local G.O.s, which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals and may differ from the summary information above.

From a credit perspective, we held an overweight position in Baa- and Ba-rated securities versus the fund’s benchmark, which contributed positively to relative returns. In terms of sectors, we favored health care — both hospitals and continuing-care retirement communities — transportation, and utilities. We reduced the fund’s allocation to tobacco bonds, and maintained underweighted exposure to non-rated securities.

What is your outlook?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — uncertainty remains. We believe that states will continue to face financial challenges as the nation’s economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement. Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low.

Our concerns remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, or significant cuts in state funding all would have consequences for the municipal bond market. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charter-holder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan McCormack and Thalia Meehan.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/11

				Lipper High Yield
			Barclays Capital	Municipal Debt
			Municipal Bond	Funds (closed-end)
	NAV	Market price	Index	category average*

Annual average
Life of fund (since 2/24/89)	6.42%	6.16%	6.46%	5.44%

10 years	68.80	72.79	61.78	65.36
Annual average	5.37	5.62	4.93	5.11

5 years	23.17	38.41	26.44	17.21
Annual average	4.26	6.72	4.80	3.17

3 years	47.81	64.40	27.07	48.84
Annual average	13.91	18.02	8.31	14.10

1 year	4.14	4.47	3.78	3.76

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 14, 14, 13, 10, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions

Number		12

Income [1]		$0.528

Capital gains [2]		—

Total		$0.528

	Series A		Series C
Distributions — Preferred shares	(245 shares)		(1,980 shares)

Income [1]	$188.43		$96.90

Capital gains [2]	—		—

Total	$188.43		$96.90

Share value	NAV		Market price

10/31/10	$7.62		$7.73

10/31/11	7.37		7.50

Current yield (end of period)

Current dividend rate [3]	7.16%		7.04%

Taxable equivalent [4]	11.02%		10.83%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.44%	6.12%

10 years	70.65	70.13
Annual average	5.49	5.46

5 years	24.10	38.93
Annual average	4.41	6.80

3 years	33.61	42.15
Annual average	10.14	12.44

1 year	4.69	2.69

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (High Yield Municipal Debt Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 15, 15 and 14 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust (the fund), including the fund’s portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2011

The fund’s portfolio 10/31/11

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHLMC Coll. Federal Home Loan Mortgage	Radian Insd. Radian Group Insured
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized

MUNICIPAL BONDS AND NOTES (128.6%)*	Rating**	Principal amount	Value

Alabama (1.7%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	A–	$1,500,000	$1,505,670

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,590,285

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	3,000,000	2,847,600

Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	1,000,000	1,055,260

			6,998,815
Arizona (3.8%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	1,000,220
Ser. A, 5.85s, 3/1/28	Baa3	250,000	250,130

Calhoun Cnty., Sales & Use Tax Rev. Bonds
(Georgia-Pacific Corp.), 6 3/8s, 11/1/26	Baa3	830,000	835,976

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	1,800,000	1,797,210
7 1/4s, 12/1/19	BB–/P	1,000,000	1,016,560

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	425,000	453,178

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	1,905,000

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,200,000	2,431,396

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	1,950,000	2,194,608

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Career
Success Schools), 7 1/8s, 1/1/45	BB+	500,000	476,520

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	500,000	507,655
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	998,879

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A	$2,000,000	$2,002,180

Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds
(Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB–/P	393,000	389,601

			16,259,113
Arkansas (0.4%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	840,000	863,470

Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	850,000	832,023

			1,695,493
California (10.5%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6s, 7/1/31	BBB+	660,000	661,855

CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	500,000	453,090

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5 1/4s, 2/1/37	Baa2	1,105,000	964,212

CA Muni. Fin. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 6 1/8s, 6/1/30	Baa2	1,000,000	1,044,320

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
Gas & Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A3	2,500,000	2,618,300

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	A–2	2,150,000	2,199,493

CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,760,000	1,799,354

CA State G.O. Bonds, 6 1/2s, 4/1/33	A1	5,000,000	5,854,100

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	5,595,000	6,195,903
(Dept. of Corrections), Ser. C, 5 1/4s, 6/1/28	A2	1,000,000	1,009,350
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,250,000	1,205,900

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	3,950,000	3,594,935

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	560,000	567,823
(American Baptist Homes West), 5 3/4s, 10/1/25	BBB	3,000,000	3,005,490

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BBB–/P	1,015,000	873,966
5s, 9/2/30	BBB–/P	245,000	221,142

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	1,024,420
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	275,000	274,681

Foothill/Eastern Corridor Agcy. Rev. Bonds
(Toll Road), 5.85s, 1/15/23	Baa3	500,000	503,090
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,745,000	2,503,138

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	750,000	852,983

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

California cont.
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	$900,000	$874,449

Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 4-C, 6s, 9/1/33	BBB–/P	1,245,000	1,246,158

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	250,000	259,068

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev.
Bonds (Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	2,730,000	2,737,617

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	835,359

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	1,240,000	996,972

			44,377,168
Colorado (2.3%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	805,132
(Christian Living Cmnty.), Ser. A, 5 3/4s, 1/1/26	BB–/P	425,000	419,301
(Christian Living Cmnty.), Ser. A, 8 1/4s, 1/1/24	BB–/P	375,000	397,774
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	2,045,000	2,062,035
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	300,000	306,843
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,495,000	3,240,100

CO Pub. Hwy. Auth. Rev. Bonds
(E-470 Pub. Hwy.), Ser. C1, NATL, 5 1/2s, 9/1/24	Baa1	1,000,000	997,190
(E-470), Ser. C, 5 3/8s, 9/1/26	Baa2	500,000	491,195

Denver, City & Cnty. Special Fac. Arpt. Rev.
Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B	325,000	272,373

Regl. Trans. Dist. Rev. Bonds (Denver Trans. Partners),
6s, 1/15/41	Baa3	750,000	759,548

			9,751,491
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care
Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB	650,000	625,066

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	1,050,000	1,105,503

			1,730,569
Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	500,000	509,020
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,397,148

			2,906,168
District of Columbia (1.5%)
DC Rev. Bonds (Howard U.), Ser. A
6 1/2s, 10/1/41	A3	2,500,000	2,647,700
6 1/4s, 10/1/32	A3	1,000,000	1,051,470

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B+/F	17,500,000	1,109,150

Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds (2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	10,000,000	1,604,600

			6,412,920

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Florida (6.3%)
Double Branch Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 6.7s, 5/1/34	BBB	$915,000	$926,685

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	1,891,980

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. B, 7.04s, 11/1/14	B–/P	10,000	9,900
Ser. A, 6 1/8s, 5/1/34	B–/P	435,000	427,448

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, GNMA
Coll., FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	785,000	837,917

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,380,000	4,242,852

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt., 5.6s, 5/1/36	B/P	370,000	307,840

Heritage Harbour, South Cmnty. Dev. Distr. Rev.
Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	450,000	452,250

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds (9/1/13) (Tampa
Elec. Co.), Ser. B, 5.15s, 9/1/25	Baa1	400,000	424,572

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev.
Bonds (Proton Therapy Inst.), Class A, 6s, 9/1/17	B/P	450,000	478,778

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	BBB–	2,450,000	2,121,651

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	774,682

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	B/P	1,000,000	792,600
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BB	1,075,000	853,335
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB	1,500,000	1,405,500

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Baa3	500,000	502,845
6.7s, 11/15/19	Baa3	1,335,000	1,349,899

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	1,942,800

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	945,000	560,527

Six Mile Creek, Cmnty. Dev. Dist. Rev. Bonds,
5.65s, 5/1/22	CCC/P	1,240,000	396,800

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	1,000,000	1,012,450

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s, 5/1/38 (In default) †	D/P	655,000	196,500

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
(Split Pine Cmnty. Dev. Dist.), Ser. A,
5 1/4s, 5/1/39	B–/P	1,790,000	1,129,186
6.55s, 5/1/27	B–/P	700,000	469,623
5.4s, 5/1/37	CCC/P	1,375,000	1,065,529

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	445,000	428,980

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Florida cont.
Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds
(Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	B–/P	$980,000	$639,607
Ser. B, 5s, 11/1/13	B–/P	580,000	531,814

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Dist. No. 8 Phase II), 6 1/8s, 5/1/39	BB–/P	485,000	486,111

			26,660,661
Georgia (2.5%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	2,500,000	2,798,150

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	CCC+	2,000,000	2,306,400

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Prerefunded 12/5/11)	AA+	1,520,000	1,769,523

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	600,000	542,358

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	733,775

Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life U., Inc.),
Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,255,000	1,229,586

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	575,000	513,814

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper),
Ser. A, 6 1/8s, 1/1/34	B–/P	600,000	596,700

			10,490,306
Hawaii (1.2%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	1,220,000	1,220,305

HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	457,224
(Hawaiian Elec. Co. — Subsidiary), 6 1/2s, 7/1/39	Baa1	3,000,000	3,206,490

			4,884,019
Illinois (3.6%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	2,000,000	2,060,020

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	BB–/P	350,000	276,399
5.4s, 3/1/16	BB–/P	165,000	162,121

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	1,500,000	1,694,970
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	2,000,000	2,098,620
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,158,710
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	BB–	1,000,000	1,032,800
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,562,505
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	182,032
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	975,850
(Landing At Plymouth Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	594,858
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,527,813

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	$120,246	$85,737
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33
(In default) †	D/P	500,000	155,000
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	550,000	552,376

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6s, 6/1/28	A–	1,050,000	1,092,599

			15,212,410
Indiana (2.0%)
IN State Fin. Auth. Edl. Fac. VRDN, Ser. A-1,
0.13s, 2/1/37	VMIG1	1,550,000	1,550,000

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	3,892,280

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,125,000	1,260,248
NATL, 5.6s, 11/1/16	Baa1	700,000	782,110
Ser. A, NATL, 5.6s, 11/1/16	Baa1	500,000	558,650

St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy Cross
Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	455,000	464,150

			8,507,438
Iowa (1.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), Ser. A
5 1/4s, 7/1/17	BB+	1,040,000	1,011,670
5s, 7/1/19	BB+	2,750,000	2,507,010
5 1/2s, 7/1/25	BB+	950,000	810,198

IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	750,000	751,485
6s, 11/15/24	BB/P	200,000	200,386

Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB–/P	1,230,000	1,120,727

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	1,250,000	932,100

			7,333,576
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds (LakeView
Village), 7 1/8s, 5/15/29	BB/P	500,000	505,335

			505,335
Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	273,000	275,009
(Masonic Home Indpt. Living II), 7 1/4s, 5/15/41	BB–/P	500,000	503,395
(Masonic Home Indpt. Living II), 7s, 5/15/30	BB–/P	500,000	510,780

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	500,000	522,365

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	700,000	733,467

			2,545,016

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Louisiana (0.8%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	$750,000	$662,528

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A3	2,700,000	2,702,808

			3,365,336
Maine (0.8%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	1,000,000	1,097,120

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	2,500,000	2,225,525

			3,322,645
Maryland (1.5%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/37	BBB+	2,000,000	1,813,960

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	550,000	645,997

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(King Farm Presbyterian Cmnty.), Ser. A,
5 1/4s, 1/1/27	B/P	710,000	591,480

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	1,046,790

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds
(Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	400,000	402,244

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	519,084
5 7/8s, 5/1/21	BB/P	1,600,000	1,483,984

			6,503,539
Massachusetts (8.3%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,600,000	1,438,096

MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds,
Ser. B1, 7 1/4s, 6/1/16	BB–/P	2,000,000	2,000,400

MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5 1/2s, 1/1/23	AA	915,000	944,664

MA State Dev. Fin. Agcy. Rev. Bonds
(Boston Biomedical Research), 5 3/4s, 2/1/29	Ba1	1,000,000	917,940
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB/P	550,000	511,792
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	CCC/P	275,400	235,384
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	CCC/P	532,400	399,742
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	CCC/P	850,850	625,468
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	CCC/P	88,265	57,640
(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	CCC/P	439,022	4,377
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	773,897
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,710,200

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev. Bonds
(Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	1,016,831

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (12/1/11) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 5/1/19	A–	$1,050,000	$1,153,005

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A+	1,000,000	1,006,040
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,528,695
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	1,975,000	2,159,268
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	1,500,000	1,323,240
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	217,835
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	2,544,008
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,185,436
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Escrowed
to maturity)	BB/P	1,185,000	1,316,357
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	739,544	327,248
(Springfield College), 5 1/2s, 10/15/26	Baa1	1,500,000	1,538,775
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,104,884
(Springfield College), 5 5/8s, 10/15/40	Baa1	450,000	444,600
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	950,000	975,356
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,000,000	1,076,690

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16	BBB	1,560,000	1,566,053

MA State Port Auth. Special Fac. Rev. Bonds (Conrac),
Ser. A, 5 1/8s, 7/1/41	A	750,000	770,370

Metro. Boston Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	1,500,000	1,582,455
5s, 7/1/41	A1	1,500,000	1,524,045

			34,980,791
Michigan (4.4%)
Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	950,000	912,561

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6 1/4s, 7/1/36	AA+	1,660,000	1,869,260

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
6s, 7/1/20	Ba1	1,035,000	1,036,677

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	395,000	395,028

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,000,000	2,109,420
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	1,600,000	1,637,120
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	2,565,000	2,504,723
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	755,000	858,737

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	A1	1,250,000	1,342,138

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,350,000	1,634,405

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/48	BB	$4,000,000	$2,813,360

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,480,000	1,493,616

			18,607,045
Minnesota (2.3%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	3,135,690

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	667,849

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	315,000	317,070

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	750,000	765,615

Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted
Med. Ctr.), 5 7/8s, 7/1/30	BBB/F	1,000,000	1,002,930

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home)
7 1/2s, 1/1/39	B+/P	500,000	504,885
6s, 1/1/34	B+/P	400,000	350,380

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A
6 5/8s, 9/1/42	BBB–	250,000	250,418
6 3/8s, 9/1/31	BBB–	250,000	250,423

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast)
6s, 11/15/35	Ba1	1,350,000	1,336,406
Ser. B, 5.85s, 11/1/17	Ba1	250,000	250,223

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB+/P	1,125,000	984,746

			9,816,635
Mississippi (1.4%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB	3,630,000	3,651,962

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	540,000	564,403

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,734,352

			5,950,717
Missouri (2.0%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	1,000,000	1,038,690

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	B/P	2,000,000	1,943,880

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The))
Ser. C, 0.95s, 9/1/30	VMIG1	2,900,000	2,900,000
Ser. A, 0.17s, 9/1/30	VMIG1	1,100,000	1,100,000

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Missouri cont.
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Home Ownership Loan), Ser. A-1, GNMA Coll.,
FNMA Coll., 6 3/4s, 3/1/34	AA+	$205,000	$215,599

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis Intl.),
Ser. A-1, 6 5/8s, 7/1/34	A–	1,000,000	1,083,760

			8,281,929
Montana (1.4%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. John’s
Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	466,630

MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 0.15s, 12/1/25	VMIG1	5,285,000	5,285,000

			5,751,630
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Ba3	1,500,000	1,524,735

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 1/2s, 1/1/30	A–/F	1,000,000	1,054,330

			2,579,065
Nevada (2.2%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/16	BB–/P	990,000	891,129
(Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	920,000	934,711
(Summerlin No. 151), 5s, 8/1/20	BB–/P	420,000	336,311

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	Baa2	5,000,000	5,015,000

Clark Cnty., Local Impt. Dist. Special Assmt. Bonds
(No. 142), 6.1s, 8/1/18	BB/P	240,000	247,644

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	370,000	355,896
(No. T-18), 5s, 9/1/16	CCC/P	1,000,000	588,980

Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB/P	1,160,000	1,110,607

			9,480,278
New Hampshire (1.0%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	600,000	602,394
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,934,831

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,719,074

			4,256,299
New Jersey (6.7%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,000,000	869,170

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded 11/15/11)	AAA/F	1,250,000	1,265,438
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	4,000,000	3,999,960
(Cigarette Tax), 5 3/4s, 6/15/29	BBB	1,000,000	984,700
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	375,364
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	500,000	434,780
(MSU Student Hsg. — Provident Group —
Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	2,061,560

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	$2,400,000	$2,406,528
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	1,000,000	960,960

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	728,876

NJ Econ. Dev. Auth. Solid Waste Mandatory Put
Bonds (6/1/14) (Disp. Waste Mgt.), 5.3s, 6/1/14	BBB	1,750,000	1,862,525

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	2,600,000	2,686,710
Ser. D, 4 7/8s, 11/1/29	A2	700,000	707,875

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Atlantic City Med.), 5 3/4s, 7/1/25	A1	695,000	705,050
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,174,325
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	2,252,723
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Baa3	2,000,000	2,006,980
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	2,069,618

			28,553,142
New Mexico (1.5%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	500,000	487,180
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	4,500,000	4,018,410
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa2	2,000,000	2,010,200

			6,515,790
New York (10.8%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	604,662

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	722,505
Ser. A, 6s, 5/1/39	B+/P	500,000	458,040

Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,610,000	1,609,984

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,776,943

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (12/5/11) (Solid Waste Disp.), Ser. A,
5.45s, 11/15/12	Baa2	500,000	505,675

NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7
World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	BB/P	200,000	201,360
Ser. A, 6 1/4s, 3/1/15	BB/P	2,775,000	2,789,430

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31
(Prerefunded 7/1/12)	Baa3	730,000	759,164

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	1,300,000	1,145,885

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16	B–	$5,975,000	$5,634,485
(British Airways PLC), 5 1/4s, 12/1/32	BB–	3,425,000	2,769,352
(Jetblue Airways Corp.), 5s, 5/15/20	B–	325,000	292,851

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
5s, 6/15/31 T	AA+	10,000,000	10,929,504

NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	905,310
Non-State Supported Debt (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	718,511
Ser. C 5s, 3/15/31 T	AAA	5,000,000	5,432,383

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	3,800,000	3,818,012

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s,
10/1/19	BB+/P	200,000	191,956
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	1,048,410

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	670,000	673,524

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	1,250,000	1,250,113

Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	800,000	769,464

			46,007,523
North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	750,000	889,073

NC Hsg. Fin. Agcy. FRB (Homeownership), Ser. 26-A,
5 1/2s, 1/1/38	Aa2	520,000	527,920

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,893,640
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,113,030

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	452,895
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,500,723
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	644,700
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	1,000,000	996,170

			8,018,151
Ohio (5.8%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds,
5 1/4s, 2/15/33 T	AA+	5,000,000	5,236,056

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	BB–	3,340,000	2,525,441
5 3/4s, 6/1/34	BB–	3,500,000	2,542,995
5 1/8s, 6/1/24	BB–	990,000	763,518

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), 5 5/8s, 8/15/32	A–	2,825,000	2,782,230

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB	$2,750,000	$2,729,458

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	464,709

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.),
Ser. C, 5 5/8s, 8/15/29	Baa1	1,530,000	1,544,015

Lorain Cnty., Port Auth. Recovery Zone Fac. Rev.
Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	BB	1,000,000	1,010,050

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,300,000	1,406,275

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	800,000	811,176
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	2,000,000	2,117,260

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	579,390

			24,512,573
Oklahoma (1.2%)
OK Hsg. Fin. Agcy. Single Family Mtge. Rev. Bonds
(Homeownership Loan),
Ser. B, 5.35s, 3/1/35	Aaa	1,595,000	1,661,974
Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	1,440,000	1,550,621

Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	1,250,000	1,317,038
6 7/8s, 11/1/23	BB–/P	500,000	520,780

			5,050,413
Oregon (0.9%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB/P	3,100,000	3,102,077

Warm Springs Reservation, Confederated Tribes
Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	700,000	721,847

			3,823,924
Pennsylvania (6.4%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5 1/2s, 10/15/30	Baa3	1,000,000	1,003,470

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B+	2,905,000	2,392,936

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB	2,000,000	2,092,860

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	1,146,996
5.3s, 1/1/14	BB/P	690,000	703,766
5.2s, 1/1/13	BB/P	1,000,000	1,014,910
5.1s, 1/1/12	BB/P	400,000	401,008

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.45s, 1/1/21	BBB+	550,000	553,399
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	518,765

Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	230,000	230,244

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	$625,000	$631,275

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	1,800,000	1,639,098

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	3,000,000	3,007,110

Montgomery Cnty., Indl. Auth. Resource Recvy. Rev.
Bonds (Whitemarsh Cont. Care), 6 1/4s, 2/1/35	B–/P	1,100,000	941,072

Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (8/15/16) (Saint Luke’s Hosp.), Ser. C,
4 1/2s, 8/15/16	A3	1,500,000	1,583,055

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	2,000,000	2,186,040

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	1,650,000	1,679,750

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	500,000	515,610
(Edinboro U. Foundation), 5.8s, 7/1/30	Baa3	1,000,000	1,014,180
(Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	1,005,550

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	600,000	615,102

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, 5s, 8/1/30	BBB+	1,000,000	1,009,800

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/12
(In default) †	D/P	2,707,789	271

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	500,000	491,735

Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	560,000	578,995

			26,956,997
Puerto Rico (3.6%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	2,000,000	2,198,520
Ser. A, FGIC, 5 1/2s, 7/1/21	Baa1	1,000,000	1,068,690
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	Baa1	1,000,000	1,070,270
(Pub. Impt.), Ser. E, 5 3/8s, 7/1/30	Baa1	3,000,000	3,023,370

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa2	1,200,000	1,242,444
6s, 7/1/38	Baa2	1,000,000	1,040,480

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. N, 5 1/2s, 7/1/25	Baa1	1,000,000	1,052,030
Ser. L, AMBAC, 5 1/4s, 7/1/38	Baa1	1,845,000	1,816,236

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	993,930

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A1	5,000,000	1,609,350

			15,115,320
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/8s, 6/1/32	BBB	1,490,000	1,490,373

			1,490,373

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

South Carolina (0.8%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	$1,135,000	$1,027,141

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded 8/15/12)	AA+	1,250,000	1,310,888

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	890,000	972,450
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	110,000	120,190

			3,430,669
South Dakota (0.5%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	A3	2,000,000	2,039,780

			2,039,780
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,450,000	1,503,346

Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	1,000,000	928,440

			2,431,786
Texas (11.6%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement)
Ser. A, 7s, 11/15/33	B+/P	600,000	520,578
5 7/8s, 11/15/18	B+/P	915,000	852,789
Ser. A, 5 7/8s, 11/15/18	B+/P	18,000	16,786
6s, 11/15/29	B+/P	1,450,000	1,156,854

Alliance, Arpt. Auth. Rev. Bonds (American
Airlines, Inc.), 5 1/4s, 12/1/29	CCC+	850,000	450,500

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Ca	1,000,000	268,620
5s, 3/1/41	Ca	1,500,000	313,380

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/18) (Dow Chemical), 5.9s, 5/1/38	BBB	2,200,000	2,216,478

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev. Bonds
(American Airlines, Inc.)
6 3/8s, 5/1/35	CCC+	1,000,000	550,000
5 1/2s, 11/1/30	CCC+	500,000	265,000

Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A,
6.1s, 8/1/24	BBB	450,000	463,482

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.14s, 9/1/31	VMIG1	250,000	250,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	6,185,000	5,461,169
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	4,790,000	4,740,750
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	500,410
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B3	1,600,000	1,609,136
Ser. A, 5s, 7/1/24	A	1,500,000	1,551,015

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Texas cont.
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	$1,100,000	$1,153,779
(Kipp, Inc.), Ser. A, 6 1/4s, 8/15/39	BBB	300,000	313,290

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	3,500,000	3,344,635

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	1,000,000	1,082,850
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,250,000	1,173,100

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	BBB	900,000	909,846

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,114,550
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,786,190

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,950,000	1,988,688

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	4,000,000	4,125,000
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	900,000	836,172
(Air Force Village), 5 1/8s, 5/15/27	BBB/F	4,000,000	3,718,160

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A	2,000,000	1,931,840

TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 7 1/2s, 12/31/31	Baa2	2,000,000	2,232,120
(LBJ Infrastructure), 7s, 6/30/40	Baa3	1,500,000	1,617,840

TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds,
Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24	AA+	500,000	528,830

			49,043,837
Utah (1.3%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7.45s, 7/1/17	B+/P	600,000	605,286

Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.14s, 5/15/37	VMIG1	3,575,000	3,575,000

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	BBB+	1,500,000	1,510,740

			5,691,026
Vermont (—%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.), Ser. 23,
AGM, 5s, 5/1/34	AA+	205,000	206,056

			206,056
Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	599,418

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	296,802
(United Methodist), Ser. A, 6.7s, 6/1/27
(Prerefunded 6/1/12)	BB+/P	105,000	108,770
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	565,000	569,226
(Westminster-Canterbury), 5s, 10/1/22	BBB	1,000,000	1,024,430

MUNICIPAL BONDS AND NOTES (128.6%)* cont.	Rating**	Principal amount	Value

Virginia cont.
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	$1,500,000	$1,464,945

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,113,338
4 7/8s, 7/1/21	BB/P	1,000,000	964,460

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	1,700,000	1,928,004

			8,069,393
Washington (3.2%)
Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No. 001),
5 3/4s, 12/1/35	Baa2	2,500,000	2,455,125

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,385,000	2,415,552
6 1/2s, 6/1/26	A3	460,000	468,712

WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28	Aa1	5,000,000	5,562,700

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	394,080

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,042,520
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa2	1,500,000	1,433,925

			13,772,614
West Virginia (0.9%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BBB–	3,075,000	3,032,750

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	735,000	711,612

			3,744,362
Wisconsin (2.7%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	3,000,000	3,115,590
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	5,500,000	5,692,060

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,150,000	1,215,527
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,363,050

			11,386,227

Total municipal bonds and notes (cost $539,531,206)			$545,026,363

PREFERRED STOCKS (1.2%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A-3, $4.95		2,000,000	$1,643,480

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A, 7.50% cum. pfd.		3,510,852	3,340,189

Total preferred stocks (cost $5,510,852)			$4,983,669

COMMON STOCKS (—%)*		Shares	Value

Tembec, Inc. (Canada) †		1,750	$5,634

Total common stocks (cost $1,273,945)			$5,634

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tembec, Inc. (Canada)	3/3/12	CAD 0.13	3,889	$59

Total warrants (cost $154,422)				$59

TOTAL INVESTMENTS

Total investments (cost $546,470,425)				$550,015,725

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $423,920,805.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds and FRB are the current interest rates at the close of the reporting period.

VRDN are floating-rate securities with a long-term maturity, that carry a coupon that resets every one or seven days. The rates shown are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	47.4%
Utilities	20.5
Transportation	13.5

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,634	$—	$—

Total common stocks	$5,634	—	—

Municipal bonds and notes	$—	$545,026,363	$—

Preferred stocks	—	4,983,669	—

Warrants	59	—	—

Totals by level	$5,693	$550,010,032	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $546,470,425)	$550,015,725

Cash	2,814,430

Interest and other receivables	9,838,733

Receivable for sales of delayed delivery securities (Note 1)	40,000

Receivable for investments sold	105,000

Total assets	562,813,888

LIABILITIES

Distributions payable to preferred shareholders (Note 1)	2,066

Distributions payable to shareholders	2,530,544

Payable for purchases of delayed delivery securities (Note 1)	1,636,422

Payable for compensation of Manager (Note 2)	775,832

Payable for investor servicing fees (Note 2)	17,709

Payable for custodian fees (Note 2)	3,339

Payable for Trustee compensation and expenses (Note 2)	153,731

Payable for administrative services (Note 2)	1,596

Preferred share remarketing agent fee	164,838

Payable for floating rate notes issued (Note 1)	10,014,693

Other accrued expenses	92,313

Total liabilities	15,393,083

Series A remarketed preferred shares: (245 shares
authorized and issued at $100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares
authorized and issued at $50,000 per share) (Note 4)	99,000,000

Net assets	$423,920,805

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$470,894,720

Distributions in excess of net investment income (Note 1)	(1,108,566)

Accumulated net realized loss on investments	(49,410,649)

Net unrealized appreciation of investments	3,545,300

Total — Representing net assets applicable to common shares outstanding	$423,920,805

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($423,920,805 divided by 57,489,218 shares)	$7.37

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INTEREST INCOME	$33,466,744

EXPENSES

Compensation of Manager (Note 2)	$2,951,619

Investor servicing fees (Note 2)	206,106

Custodian fees (Note 2)	10,599

Trustee compensation and expenses (Note 2)	36,142

Administrative services (Note 2)	11,385

Legal	405,413

Interest and fee expense (Note 2)	41,368

Preferred share remarketing agent fees	281,480

Other	280,558

Total expenses	4,224,670

Expense reduction (Note 2)	(794)

Net expenses	4,223,876

Net investment income	29,242,868

Net realized loss on investments (Notes 1 and 3)	(4,842,454)

Net unrealized depreciation of investments during the year	(8,169,592)

Net loss on investments	(13,012,046)

Net increase in net assets resulting from operations	$16,230,822

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(346)

From tax exempt net investment income	(237,674)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$15,992,802

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$29,242,868	$29,929,555

Net realized loss on investments	(4,842,454)	(3,385,022)

Net unrealized appreciation/(depreciation) of investments	(8,169,592)	29,416,794

Net increase in net assets resulting from operations	16,230,822	55,961,327

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(346)	(424)

From tax exempt net investment income	(237,674)	(308,928)

Net increase in net assets resulting from operations
(applicable to common shareholders)	15,992,802	55,651,975

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(30,748)	(13,090)

From tax exempt net investment income	(30,288,181)	(29,596,065)

Increase from issuance of common shares in connection with
reinvestment of distributions	852,863	618,532

Total increase (decrease) in net assets	(13,473,264)	26,661,352

NET ASSETS

Beginning of year	437,394,069	410,732,717

End of year (including distributions in excess of net
investment income and undistributed net investment
income of $1,108,566 and $444,849, respectively)	$423,920,805	$437,394,069

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	57,371,319	57,288,363

Shares issued in connection with dividend reinvestment plan	117,899	82,956

Common shares outstanding at end of year	57,489,218	57,371,319

Remarketed preferred shares outstanding at beginning
and end of year	2,225	2,225

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		Year ended

	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Net asset value, beginning of period
(common shares)	$7.62	$7.17	$6.23	$8.04	$8.37
Investment operations:

Net investment income [a]	.51	.52	.50	.56	.55

Net realized and unrealized
gain (loss) on investments	(.23)	.46	.92	(1.84)	(.34)

Total from investment operations	.28	.98	1.42	(1.28)	.21
Distributions to preferred shareholders:

From net investment income	— [e]	(.01)	(.02)	(.12)	(.15)

Total from investment operations
(applicable to common shareholders)	.28	.97	1.40	(1.40)	.06
Distributions to common shareholders:

From net investment income	(.53)	(.52)	(.46)	(.42)	(.41)

Total distributions	(.53)	(.52)	(.46)	(.42)	(.41)

Increase from shares repurchased	—	—	—	.01	.02

Net asset value, end of period
(common shares)	$7.37	$7.62	$7.17	$6.23	$8.04

Market price, end of period
(common shares)	$7.50	$7.73	$6.59	$5.70	$7.18

Total return at market price (%)
(common shares) [b]	4.47	25.94	24.96	(15.69)	(.14)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$423,921	$437,394	$410,733	$356,857	$322,047

Ratio of expenses to average net assets
(excluding interest expense) (%) [c,d]	1.02	.92	.98	1.24	1.21

Ratio of expenses to average net assets
(including interest expense) (%) [c,d]	1.03 [f]	.94 [f]	1.03 [f]	1.28 [f]	1.21

Ratio of net investment income
to average net assets (%) [c]	7.04	7.03	7.66	5.87	4.79

Portfolio turnover (%)	17	17	25	41	15

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.02%, 0.05% and 0.04% of the average net assets for the periods ended October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the

Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $21,597,943 were held by the TOB trust and served as collateral for $10,014,693 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $14,107 for these investments based on an average interest rate of 0.18%.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $49,196,288 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$12,656,387	October 31, 2012

574,057	October 31, 2013

3,275,525	October 31, 2014

954,441	October 31, 2015

11,265,981	October 31, 2016

12,490,924	October 31, 2017

3,146,619	October 31, 2018

4,832,354	October 31, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares Series A on October 31, 2011 was 0.143%. Each dividend period for the remarketed preferred shares Series C is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares Series C on October 31, 2011 was 0.132%.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $239,344 to increase distribution in excess of net investment income and $38,150,035 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $38,389,369.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,280,366
Unrealized depreciation	(21,569,807)

Net unrealized appreciation	3,710,559
Undistributed Tax-Exempt Income	1,712,499
Undistributed ordinary income	169,648
Capital loss carryforward	(49,196,288)
Cost for federal income tax purposes	$546,305,166

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund including assets attributable to preferred shares. The fee is based on the following annual rates:

The lesser of (i) 0.55% of average weekly net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average net assets,
0.55%	of the next $500 million of average net assets,
0.50%	of the next $500 million of average net assets,
0.45%	of the next $5 billion of average net assets,
0.425%	of the next $5 billion of average net assets,
0.405%	of the next $5 billion of average net assets,
0.39%	of the next $5 billion of average net assets,
0.38%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC, Putnam Investor Services, Inc. and State Street whereby PFTC’s, Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $794 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $340, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $84,535,880 and $97,266,169, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series A (245) and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A share and at $50,000 per Series C Remarketed Preferred share plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the reporting period were $115.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

At the close of the reporting period, Putnam Investments, LLC owned approximately 510 shares of the fund (0.0008% of the fund’s shares outstanding), valued at $3,759 based on net asset value.

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period.

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	59	Payables	—

Total		$59		—

Change in unrealized appreciation or (depreciation on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$(1,656)	$(1,656)

Total	$(1,656)	$(1,656)

* For the reporting period, the transaction volume for warrants was minimal.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 99.9% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Shareholder meeting results (Unaudited)

September 16, 2011 annual meeting

At the meeting, the 10 nominees for election as Trustees by the holders of the preferred shares and common shares voting together as a single class were elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	49,985,314	1,675,907

Barbara M. Baumann	50,187,617	1,473,604

Jameson A. Baxter	50,069,055	1,592,166

Charles B. Curtis	50,190,863	1,470,358

Robert J. Darretta	50,211,107	1,450,114

Paul L. Joskow	50,227,723	1,433,498

Kenneth R. Leibler	50,181,309	1,479,912

George Putnam, III	49,997,376	1,663,845

Robert L. Reynolds	50,226,410	1,434,811

W. Thomas Stephens	50,230,343	1,430,878

A quorum was not present with respect to the matter of electing two Trustees to be voted on solely by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent fund Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
KPMG LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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270975 12/11

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2011	$66,220	$25,300	$6,100	$-

October 31, 2010	$52,880	$24,700	$5,800	$-

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $31,400 and $30,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2011	$ -	$ -	$ -	$ -

October 31, 2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The

Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)
Robert J. Darretta
John A. Hill
Barbara M. Baumann
Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

> The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

> The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

> The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

> The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

> The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

> The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

> The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

> The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

> Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

> The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

> The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the award pool or amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

> The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

> The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

> The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

> The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

> The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

> The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

> The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

> The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

> The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

> The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

> The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

> The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

> The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

> The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

> The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

> The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

  the change in control results in the termination of employment for the person receiving the severance payment.

> The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

> The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

> The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

> The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

> The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

> The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

> The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-

registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

> For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

> The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

> For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

> The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

> The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

> The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

> The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

> The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

> The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

> The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

> The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management-or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

> The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

> The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

> The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

> The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

> The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

> The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

> The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

> The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

> The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

> The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

> The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

> The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

> The funds will vote for proposals permitting companies to issue regulatory reports in English.

> The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

> The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 4, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Portfolio Manager,
		Management	Previously, Tax Exempt Specialist
		1989 – Present

Susan McCormack	2002	Putnam	Portfolio Manager,
		Management	Previously, Tax Exempt Specialist
		1994 – Present

Thalia Meehan	2006	Putnam	Portfolio Manager,
		Management	Previously, Team Leader of Tax Exempt
		1989 – Present	Group

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio Leader or	Other SEC-registered open-end		assets from more than one		single-sponsor defined
Member	and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Paul Drury	13	$7,045,600,000	0	$-	0	$-

Susan McCormack	13	$7,045,600,000	0	$-	1	$1,500,000

Thalia Meehan	13	$7,045,600,000	0	$-	1	$1,100,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

	Year	$0	$1–$10,000	$10,001– $50,000	$50,001–$100,000	$100,001–$500,000	$500,001–$1,000,000	$1,000,001 and over

Paul M Drury	2011	*
	2010	*

Susan A.
McCormack	2011	*
	2010	*

Thalia Meehan	2011	*
	2010	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 -
November 30,
2010	-	-	-	5,735,496
December 1 -
December 31,
2010	-	-	-	5,735,496
January 1 -
January 31, 2011 -		-	-	5,735,496
February 1 -
February 28, 20	-	-	-	5,735,496
March 1 - March
31, 2011	-	-	-	5,735,496
April 1 - April 30,
2011	-	-	-	5,735,496
May 1 - May 31,
2011	-	-	-	5,735,496
June 1 - June 30,
2011	-	-	-	5,735,496
July 1 - July 31,
2011	-	-	-	5,735,496
August 1 - August
31, 2011	-	-	-	5,735,496
September 1 -
September 30,
2011	-	-	-	5,735,496
October 1 -
October 7, 2011	-	-	-	5,735,496
October 8 -
October 31, 2011 -		-	-	5,747,266

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009,.October 8, 2010 and October 8, 2011.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 5,728,836 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 5,728,836 shares of the fund.

The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 5,735,496 shares of the fund.

The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 5,747,266 shares of the fund.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2011